March 31, 2003

       Oppenheimer
       Global Opportunities Fund
       (Oppenheimer Global Growth & Income Fund)

                                                                Semiannual
                                                                  Report
                                                                 --------
                                                                Management
                                                               Commentaries



Fund Highlights

Performance Update

Investment Strategy Discussion

Financial Statements

"We continued to employ our theme-based investment approach, focusing on global growth trends such as mass affluence, new technologies, corporate restructuring and aging populations, which have helped the Fund produce its continued record of solid long-term relative performance."

"Additionally, we would like to take this opportunity to tell you that the name of your Fund will change to Oppenheimer Global Opportunities Fund on June 1, 2003. Further details inside."


                                                [LOGO] OppenheimerFunds(R)
                                                       The Right Way to Invest

HIGHLIGHTS
--------------------------------------------------------------------------------

Fund Objective
Oppenheimer Global Opportunities Fund seeks capital appreciation consistent with preservation of principal, while providing current income.

Fund News
Effective June 1, 2003, the name of Oppenheimer Global Growth & Income Fund will be changed to Oppenheimer Global Opportunities Fund. Although the name is changing, the Fund's investment objective remains the same.

    CONTENTS

 1  Letter to Shareholders

 2  An Interview
    with Your Fund's
    Manager

 8  Financial
    Statements

29  Trustees and Officers

Cumulative Total Returns*
          For the 6-Month Period
          Ended 3/31/03

          Without      With
          Sales Chg.   Sales Chg.
----------------------------------
Class A    -0.50%       -6.22%
----------------------------------
Class B    -0.94        -5.88
----------------------------------
Class C    -0.88        -1.87
----------------------------------
Class N    -0.59        -1.57
----------------------------------
Class Y    -0.26


----------------------------------

Average Annual Total Returns*
          For the 1-Year Period
          Ended 3/31/03

          Without      With
          Sales Chg.   Sales Chg.
----------------------------------
Class A   -33.40%      -37.23%
----------------------------------
Class B   -33.93       -37.22
----------------------------------
Class C   -33.91       -34.56
----------------------------------
Class N   -33.52       -34.17
----------------------------------
Class Y   -33.05
----------------------------------

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 6 for further details.

LETTER TO SHAREHOLDERS

Dear Shareholder,


It is nearly impossible to reflect on the past six months without thinking about the war with Iraq. We experienced a range of emotions in the days leading up to the war and especially as the media brought the war into our homes, as never before.
   At OppenheimerFunds, we face the difficult task of looking beyond the war to see its long-term impact, together with other factors, on the global economy, the financial markets and, in the end, your investment with us. It's a responsibility that we take very seriously and becomes our primary focus during uncertain times like these.
   It is our strong belief that investors can be well served by this professional insight and by the guidance provided by a financial advisor. In partnership with OppenheimerFunds, your financial advisor can help you navigate through this volatile and sometimes unpredictable environment. We encourage you to continue to work closely with your advisor to develop and implement an investment plan that fits your goals and risk tolerance.
   On our end, we continue to be the home to some of the most experienced and talented investment professionals in the industry. They remain focused on proven methods that drive informed, intelligent investment decisions. It is an approach we are proud of and one that has served investors well in a variety of market conditions.
   We've found that in good times and bad, the fundamental principles of investing remain key for financial success. These principles-- investing according to your goals, diversifying your portfolio and benefiting from the value of professional investment advice--are simple ideas that have proven themselves over time, and, we believe, will prove themselves again.
   We thank you for your continued confidence in OppenheimerFunds and encourage you to visit our website, www.oppenheimerfunds.com, or speak with your advisor for up to date information on your investments and the markets.

Sincerely,
/S/ JOHN V. MURPHY
John V. Murphy
April 22, 2003

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.


[PHOTO]

John V. Murphy
President
Oppenheimer
Global Opportunities Fund



                   1 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

Q

How did Oppenheimer Global Opportunities Fund perform during the six-month period that ended March 31, 2003?

A. War fears and an unfavorable investment environment weighed heavily on the Fund during the period. Amid extreme uncertainty and a lack of forward visibility, global investors sidestepped fundamental analysis, instead gravitating toward the comfort of their respective indices. Against this backdrop, the Fund experienced moderate losses in addition to trailing its benchmark, the Morgan Stanley Capital International (MSCI) World Index. 1 As our portfolio typically deviates quite substantially from its index, we did not benefit from its stronger performance. Nevertheless, we have not wavered from our growth-oriented investment philosophy and believe that the Fund is well positioned for a cyclical rebound in stock prices once the overhang of war is removed.

Tell us about the change in the Fund's name.
Effective June 1, 2003, the name of Oppenheimer Global Growth & Income Fund will be changed to Oppenheimer Global Opportunities Fund. Although the name is changing, the Fund's investment objective remains the same, and we believe that the change is appropriate for the following reason:
      The Fund's objective is capital appreciation, consistent with preservation of principal, while providing current income. The Fund invests mainly in equity and debt securities of U.S. and foreign companies. Its emphasis has been on stocks, but the mix of stocks and bonds may change depending on perceived opportunities for growth and income. This has been our strategy since launching the Fund (in October 1995), and over the long-run it has served shareholders well. We believe the new name reflects that.


[SIDEBAR]
Portfolio Manager
Frank Jennings



1. The Fund's performance is compared to the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S., which had a six-month return of 2.26% for the period ended 3/31/03.

                   2 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

What was behind the uncertainty in global markets?
First and foremost, war with Iraq. For much of the period, the uncertainty of the standoff weighed heavily on investor sentiment and appeared to stall an already lethargic global economic recovery. That being said, we are encouraged by steps being taken to resolve the crisis as it allows us to move forward and address what lies on the other side. At the same time, we are unquestionably cognizant of the very real risks that persist.
   Meanwhile, European markets encountered added pressures in the form of currency gains against a declining U.S. dollar, which did not bode well for European exports or corporate earnings. Moreover, in the midst of weaker demand and rising unemployment, the European Central Bank was slow to cut interest rates, finally doing so in December 2002 and again in March 2003. While it may be some time before the expected beneficial effects are realized, the combination of easing and lower relative valuations suggest that there's room for a market bounce when war concerns abate. Elsewhere, Japan remained mired in its protracted malaise, as the Nikkei average tumbled to 20-year lows amid a climate of financial disrepair and North Korea's looming threat of nuclear rearmament.

How did you manage the Fund in this environment?
We continued to employ our theme-based investment approach, which focuses on companies that are likely to capitalize on far-reaching global growth trends such as mass affluence, new technologies, corporate restructuring and aging populations. Given the three-year pullback in equity prices and valuation concerns surrounding U.S. government bonds, we remained consistent in our emphasis of growth-oriented stocks. This worked to our advantage as Treasuries stumbled late in the period and stocks surged and stumbled. Furthermore, our growth slant has maintained its contrarian edge in that we look for out-of-favor stocks with underappreciated profit margins, revenue streams and management strength. By doing so, we have been able to buy growth when it's on sale, while still uncovering what we believe are good companies in good businesses.


"Our growth slant has maintained its contrarian edge in that we look for out-of-favor stocks with underappreciated profit margins, revenue streams and management strength."



                   3 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

   Turning to the portfolio, after a strong run during the second half of 2002, we decided to sell our exposure to defensive European consumer stocks, such as German hair-care products maker Wella AG, on the basis that the group may have run its course. The stock received an additional boost late in the period when U.S.-household products giant Procter & Gamble announced an agreement to acquire a controlling interest in the company. In contrast, we redirected assets back into the technology sector, most notably wireless company QUALCOMM, Inc., diversified chipmaker National Semiconductor Corp. and flash memory supplier SanDisk Corp., all based in the U.S. Although the sector has encountered substantial near-term pressures, we anticipate underlying currents of change and pent-up demand for new products and services. 2

Which holdings had a negative effect on Fund performance?
Our worst performer during the period was Dutch tax and legal publisher Wolters Kluwer NV, which suffered from weak sales and lowered growth projections. While not an individual holding, the short-term orientation of the current market also worked against us. As patient investors, however, we remain committed to our process and believe our focus on long-term returns will serve us well over time. In seeking investment opportunities around the world, it is important to remember that foreign investing poses additional risks such as currency fluctuations and higher expenses.

Going forward, what is your outlook for the Fund?
   We are cautiously optimistic, particularly on domestic technology stocks and selected Japanese companies, but remain wary of valuations in the U.S. Although the severity of the prolonged bear market, the volatility of the technology sector and recent war concerns have tested our resolve, the fundamental transformations that are at the core of our investment thesis remain in place. For that reason, Oppenheimer Global Opportunities Fund continues to be an important part of The Right Way to Invest.

Average Annual
Total Returns with
Sales Charge
For the Periods Ended 3/31/03 3

Class A
1-Year  5-Year 10-Year
-------------------------
-37.23% -1.01%  8.60%

Class B        Since
1-Year  5-Year Inception
-------------------------
-37.22% -0.90%  7.09%

Class C        Since
1-Year  5-Year Inception
-------------------------
-34.56% -0.58%  6.87%

Class N        Since
1-Year  5-Year Inception
-------------------------
-34.17% N/A   -22.16%

Class Y        Since
1-Year  5-Year Inception
-------------------------
-33.05% N/A   -25.18%

2. The Fund's holdings and allocations are subject to change.
3. See Notes on page 6 for further details.

                   4 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Top Ten Common Stock Holdings 5
----------------------------------------------------------------------------
National Semiconductor Corp.                             8.6%
----------------------------------------------------------------------------
QUALCOMM, Inc.                                           3.6
----------------------------------------------------------------------------
Coherent, Inc.                                           3.4
----------------------------------------------------------------------------
Nektar Therapeutics                                      3.3
----------------------------------------------------------------------------
SanDisk Corp.                                            3.3
----------------------------------------------------------------------------
Wiley (John) & Sons, Inc., Cl. A                         3.3
----------------------------------------------------------------------------
Cree, Inc.                                               2.8
----------------------------------------------------------------------------
Toshiba Corp.                                            2.6
----------------------------------------------------------------------------
Murata Manufacturing Co. Ltd.                            2.6
----------------------------------------------------------------------------
Sirius Satellite Radio, Inc.                             2.5

For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.

Top Ten Geographical Holdings 4
----------------------------------------------------------------------------
United States                                           61.2%
----------------------------------------------------------------------------
Japan                                                   13.0
----------------------------------------------------------------------------
Great Britain                                            9.1
----------------------------------------------------------------------------
France                                                   5.2
----------------------------------------------------------------------------
Germany                                                  4.1
----------------------------------------------------------------------------
The Netherlands                                          3.1
----------------------------------------------------------------------------
Italy                                                    2.1
----------------------------------------------------------------------------
Sweden                                                   0.9
----------------------------------------------------------------------------
Ireland                                                  0.6
----------------------------------------------------------------------------
Lebanon                                                  0.4

Regional Allocation 4


o U.S.            61.2%
o Europe          25.4
o Asia            13.0
o Middle East/
  Africa           0.4

4. Portfolio's holdings and allocations are subject to change. Percentages are as of March 31, 2003, and are based on total market value of investments.
5. Portfolio's holdings and allocations are subject to change. Percentages are as of March 31, 2003, and are based on net assets.

                   5 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES
--------------------------------------------------------------------------------

In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 10/22/90. Unless otherwise noted, Class A returns include the maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 10/10/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 12/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the one-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 2/1/01. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                   6 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

                                                          Financial Statements
                                                                    Pages 8-28




                   7 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS  March 31, 2003 / Unaudited

                                                                   Market Value
                                                         Shares      See Note 1
--------------------------------------------------------------------------------
 Common Stocks--96.8%
--------------------------------------------------------------------------------
 Consumer Discretionary--15.4%
--------------------------------------------------------------------------------
 Media--13.3%
 General Motors
 Corp., Cl. H 1                                       3,000,000    $ 33,600,000
--------------------------------------------------------------------------------
 Pixar, Inc. 1                                          300,000      16,224,000
--------------------------------------------------------------------------------
 Reed Elsevier plc 1                                  1,000,000       7,144,538
--------------------------------------------------------------------------------
 Sirius Satellite
 Radio, Inc. 1,2,3                                   51,575,000      37,649,750
--------------------------------------------------------------------------------
 Sirius Satellite
 Radio, Inc. 1,2,4                                   24,541,475      16,123,749
--------------------------------------------------------------------------------
 Toei Animation
 Co. Ltd.                                               200,000      10,119,751
--------------------------------------------------------------------------------
 Wiley (John) &
 Sons, Inc., Cl. A                                    2,200,000      49,896,000
--------------------------------------------------------------------------------
 Wolters Kluwer NV 1                                  2,600,000      29,222,336
                                                                   -------------
                                                                    199,980,124

--------------------------------------------------------------------------------
 Textiles & Apparel--2.1%
 Hermes
 International SA 1                                     200,000      26,843,520
--------------------------------------------------------------------------------
 Tod's SpA 1                                            200,000       4,975,872
                                                                   -------------
                                                                     31,819,392

--------------------------------------------------------------------------------
 Consumer Staples--6.2%
--------------------------------------------------------------------------------
 Food & Drug Retailing--0.6%
 Boots Group plc                                      1,000,000       8,385,348
--------------------------------------------------------------------------------
 Fleming Cos., Inc.                                   2,200,000       1,100,000
                                                                   -------------
                                                                      9,485,348

--------------------------------------------------------------------------------
 Food Products--3.5%
 Delta & Pine
 Land Co.                                             1,200,000      27,132,000
--------------------------------------------------------------------------------
 Hain Celestial
 Group, Inc. 1                                        1,000,000      15,110,000
--------------------------------------------------------------------------------
 Thorntons plc 2                                      5,397,480      10,749,724
                                                                   -------------
                                                                     52,991,724

--------------------------------------------------------------------------------
 Personal Products--2.1%
 Clarins SA 1                                            50,000       2,473,205
--------------------------------------------------------------------------------
 Shiseido Co. Ltd.                                    3,000,000      29,397,875
                                                                   -------------
                                                                     31,871,080


                                                                   Market Value
                                                         Shares      See Note 1
--------------------------------------------------------------------------------
 Financials--10.6%
--------------------------------------------------------------------------------
 Banks--3.2%
 Cassa di Risparmio
 di Firenze SpA
 (Carifirenze) 1                                     10,000,000     $12,930,720
--------------------------------------------------------------------------------
 Sanpaolo IMI SpA 1                                   2,000,000      13,596,352
--------------------------------------------------------------------------------
 Standard
 Chartered plc                                        2,000,000      21,291,356
                                                                   -------------
                                                                     47,818,428

--------------------------------------------------------------------------------
 Diversified Financials--5.1%
 DePfa Bank plc 1                                       200,000       8,836,537
--------------------------------------------------------------------------------
 LaBranche &
 Co., Inc.                                              400,000       7,352,000
--------------------------------------------------------------------------------
 Marschollek,
 Lautenschlaeger und
 Partner AG (MLP) 1                                   4,228,569      29,807,826
--------------------------------------------------------------------------------
 SFCG Co. Ltd. 1                                        200,000      12,987,013
--------------------------------------------------------------------------------
 Van der Moolen
 Holding NV 1                                         1,800,000      18,070,272
                                                                   -------------
                                                                     77,053,648

--------------------------------------------------------------------------------
 Insurance--2.3%
 Aviva plc                                            3,000,000      16,691,664
--------------------------------------------------------------------------------
 CNP Assurances 1                                       200,000       7,263,027
--------------------------------------------------------------------------------
 Royal & Sun
 Alliance Insurance
 Group plc                                           10,000,000      10,787,937
                                                                   -------------
                                                                     34,742,628

--------------------------------------------------------------------------------
 Health Care--11.8%
--------------------------------------------------------------------------------
 Biotechnology--4.5%
 Affymetrix, Inc. 1                                     500,000      13,000,000
--------------------------------------------------------------------------------
 Alexion
 Pharmaceuticals,
 Inc. 1,2                                             2,800,000      34,048,000
--------------------------------------------------------------------------------
 Chr. Hansen
 Holding AS, Cl. B                                       10,400         377,454
--------------------------------------------------------------------------------
 Myriad Genetics,
 Inc. 1                                               1,300,000      13,117,000
--------------------------------------------------------------------------------
 Neurogen Corp. 1,2                                   2,000,000       7,280,000
--------------------------------------------------------------------------------
 Neurogen Corp. 1,2,4                                   200,000         728,000
                                                                   -------------
                                                                     68,550,454

--------------------------------------------------------------------------------
 Health Care Equipment & Supplies--3.4%
 Nektar
 Therapeutics 1,2                                     8,000,000      50,560,000



                   8 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

                                                                   Market Value
                                                        Shares       See Note 1
--------------------------------------------------------------------------------
 Health Care Providers & Services--0.4%
 Nicox SA 1,2                                        3,000,000    $   6,645,408
--------------------------------------------------------------------------------
 Pharmaceuticals--3.5%
 Fujisawa
 Pharmaceutical
 Co. Ltd.                                            1,500,000       30,169,506
--------------------------------------------------------------------------------
 Mylan
 Laboratories, Inc.                                    450,000       12,937,500
--------------------------------------------------------------------------------
 Santen
 Pharmaceutical
 Co. Ltd.                                            1,000,000        9,698,094
                                                                  --------------
                                                                     52,805,100

--------------------------------------------------------------------------------
 Industrials--8.7%
--------------------------------------------------------------------------------
 Commercial Services & Supplies--2.5%
 Dun & Bradstreet
 Corp. 1                                               200,000        7,650,000
--------------------------------------------------------------------------------
 Iron Mountain, Inc. 1                                 800,000       30,600,000
                                                                  --------------
                                                                     38,250,000

--------------------------------------------------------------------------------
 Electrical Equipment--0.7%
 SGL Carbon AG 1                                       800,000        9,908,096
--------------------------------------------------------------------------------
 Machinery--2.0%
 Halma plc                                          18,000,000       31,012,353
--------------------------------------------------------------------------------
 Trading Companies & Distributors--1.1%
 Electrocomponents
 plc                                                 4,000,000       16,249,082
--------------------------------------------------------------------------------
 Transportation Infrastructure--2.4%
 Eurotunnel SA 1                                    97,000,000       35,987,777
--------------------------------------------------------------------------------
 Information Technology--43.7%
--------------------------------------------------------------------------------
 Communications Equipment--7.0%
 JDS Uniphase Corp. 1                               10,000,000       28,500,000
--------------------------------------------------------------------------------
 QUALCOMM, Inc.                                      1,500,000       54,090,000
--------------------------------------------------------------------------------
 Telefonaktiebolaget
 LM Ericsson AB,
 B Shares 1                                         21,000,000       13,126,625
--------------------------------------------------------------------------------
 Toyo
 Communication
 Equipment
 Co. Ltd. 1,2                                        4,000,000        9,849,891
                                                                  --------------
                                                                    105,566,516

--------------------------------------------------------------------------------
 Computers & Peripherals--6.0%
 SanDisk Corp. 1                                     3,000,000       50,460,000
--------------------------------------------------------------------------------
 Toshiba Corp.                                      15,000,000       39,593,523
                                                                  --------------
                                                                     90,053,523


                                                                   Market Value
                                                        Shares       See Note 1
--------------------------------------------------------------------------------
 Electronic Equipment & Instruments--7.3%

 Coherent, Inc. 1,2                                  2,700,000    $  50,625,000
--------------------------------------------------------------------------------
 Keyence Corp.                                         110,000       17,012,987
--------------------------------------------------------------------------------
 Murata
 Manufacturing
 Co. Ltd.                                            1,000,000       38,792,376
--------------------------------------------------------------------------------
 Tandberg ASA 1                                      1,500,000        3,782,711
                                                                  --------------
                                                                    110,213,074

--------------------------------------------------------------------------------
 Semiconductor Equipment & Products--18.4%
 Advanced Micro
 Devices, Inc. 1                                     3,000,000       18,540,000
--------------------------------------------------------------------------------
 Altera Corp. 1                                      1,500,000       20,310,000
--------------------------------------------------------------------------------
 Applied Micro
 Circuits Corp. 1                                    4,000,000       13,040,000
--------------------------------------------------------------------------------
 ARM Holdings plc 1                                 20,000,000       16,201,663
--------------------------------------------------------------------------------
 Cree, Inc. 1                                        2,250,000       41,670,000
--------------------------------------------------------------------------------
 National
 Semiconductor
 Corp. 1                                             7,600,000      129,504,000
--------------------------------------------------------------------------------
 Three-Five
 Systems, Inc. 1,2                                   3,613,000       18,426,300
--------------------------------------------------------------------------------
 Xilinx, Inc. 1                                        900,000       21,069,000
                                                                  --------------
                                                                    278,760,963

--------------------------------------------------------------------------------
 Software--5.0%
 Cadence Design
 Systems, Inc. 1                                     2,000,000       20,000,000
--------------------------------------------------------------------------------
 Oracle Corp. 1                                      3,000,000       32,547,000
--------------------------------------------------------------------------------
 SAP AG 1                                              300,000       22,735,152
                                                                  --------------
                                                                     75,282,152

--------------------------------------------------------------------------------
 Utilities--0.4%
--------------------------------------------------------------------------------
 Electric Utilities--0.4%
 Solidere, GDR 1,4                                   1,375,000        6,359,375
                                                                  --------------
 Total Common Stocks
 (Cost $2,419,923,671)                                            1,461,966,245

                                                         Units
--------------------------------------------------------------------------------
 Rights, Warrants and Certificates--0.0%

 CD Radio, Inc. Wts.,
 Exp. 5/15/09 1,4
 (Cost $880,147)                                        18,000              180

                   9 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

                                                     Principal     Market Value
                                                        Amount       See Note 1
--------------------------------------------------------------------------------
 Joint Repurchase Agreements--3.7%
--------------------------------------------------------------------------------

 Undivided interest of 3.89% in joint repurchase
 agreement (Market Value $1,409,929,000) with
 PaineWebber, Inc., 1.33%, dated 3/31/03, to be
 repurchased at $54,887,028 on 4/1/03, collateralized
 by Federal National Mortgage Assn., 5.50%--7%,
 9/1/17--4/1/33, with a value of $1,439,372,318
 (Cost $54,885,000)                               $ 54,885,000   $   54,885,000

--------------------------------------------------------------------------------
 Total Investments,
 at Value
 (Cost $2,475,688,818)                                   100.5%   1,516,851,425
--------------------------------------------------------------------------------
 Liabilities
 in Excess of
 Other Assets                                             (0.5)      (6,806,767)
                                                  ------------------------------
 Net Assets                                              100.0%  $1,510,044,658
                                                  ==============================

Footnotes to Statement of Investments
1. Non-income producing security.
2. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2003. The aggregate fair value of securities of affiliated companies held by the Fund as of March 31, 2003 amounts to $242,685,822. Transactions during the period in which the issuer was an affiliate are as follows:

                                    Shares/                                      Shares/                     Dividend/
                                  Principal         Gross         Gross        Principal         Unrealized   Interest     Realized
                         September 30, 2002     Additions    Reductions   March 31, 2003       Depreciation     Income         Loss
-----------------------------------------------------------------------------------------------------------------------------------
Stocks and/or Warrants
Alexion Pharmaceuticals, Inc.     2,220,000       580,000            --        2,800,000       $ 38,448,425   $     --   $       --
Coherent, Inc.                    3,100,000            --       400,000        2,700,000         10,785,087         --   12,272,123
Halma plc*                       20,000,000            --     2,000,000       18,000,000                 --    688,473      786,509
Nektar Therapeutics,
formerly Inhale
Therapeutic Systems, Inc.         8,000,000            --            --        8,000,000        142,430,632         --           --
Neurogen Corp.                    2,000,000            --            --        2,000,000         19,455,884         --           --
Neurogen Corp.                      200,000            --            --          200,000          4,272,000         --           --
Nicox SA                             74,738     2,925,262            --        3,000,000         13,210,495         --           --
SanDisk Corp.*                    4,000,000            --     1,000,000        3,000,000                 --         --    9,327,945
Sirius Satellite Radio, Inc.      8,500,000    48,575,841**   5,500,841       51,575,000         10,116,688         --  116,647,637
Sirius Satellite Radio, Inc.             --    24,541,475            --       24,541,475          6,376,250         --           --
Thorntons plc                     5,397,480            --            --        5,397,480          5,801,419    407,326           --
Three-Five Systems, Inc.          3,200,000       438,700        25,700        3,613,000        160,133,827         --    1,903,664
Toyo Communication
Equipment Co. Ltd.                4,000,000            --            --        4,000,000         50,047,406         --           --
XM Satellite Radio
Holdings, Inc.                    7,100,000            --     7,100,000               --                 --         --   67,255,586
                                                                                               ------------------------------------
                                                                                                461,078,113  1,095,799  208,193,464
                                                                                               ------------------------------------
Bonds and Notes
Sirius Satellite Radio, Inc.,
0%/15% Sr. Sec. Disc Nts.,
12/1/07                         $27,500,000            --   $27,500,000**             --                 --         --           --
Sirius Satellite Radio, Inc.,
14.50% Sr. Sec. Nts., 5/15/09    30,000,000            --    30,000,000**             --                 --         --           --
                                                                                               ------------------------------------
                                                                                               $461,078,113 $1,095,799 $208,193,464
                                                                                               ====================================

*Not an affiliate as of March 31, 2003.
**Result of a reorganization from defaulted bonds.

                   10 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Footnotes to Statement of Investments Continued
3. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements.
4. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

 Distribution of investments representing geographical holdings, as a percentage of total investments at value, is as follows:

 Geographical Holdings                  Market Value         Percent
---------------------------------------------------------------------
 United States                        $  927,774,479            61.2%
 Japan                                   197,621,016            13.0
 Great Britain                           138,513,665             9.1
 France                                   79,212,937             5.2
 Germany                                  62,451,074             4.1
 The Netherlands                          47,292,608             3.1
 Italy                                    31,502,944             2.1
 Sweden                                   13,126,625             0.9
 Ireland                                   8,836,537             0.6
 Lebanon                                   6,359,375             0.4
 Norway                                    3,782,711             0.3
 Denmark                                     377,454              --
                                      -------------------------------
 Total                                $1,516,851,425           100.0%
                                      ===============================


 See accompanying Notes to Financial Statements.


                   11 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

 STATEMENT OF ASSETS AND LIABILITIES  Unaudited

 March 31, 2003
-------------------------------------------------------------------------------------------------------
 Assets
 Investments, at value--see accompanying statement:
 Unaffiliated companies (cost $1,771,924,883)                                          $ 1,274,165,603
 Affiliated companies (cost $703,763,935)                                                  242,685,822
                                                                                       ----------------
                                                                                         1,516,851,425
-------------------------------------------------------------------------------------------------------
 Cash                                                                                        1,151,820
-------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Interest and dividends                                                                      3,663,941
 Shares of beneficial interest sold                                                          1,220,657
 Investments sold                                                                              172,945
 Other                                                                                          19,141
                                                                                       ----------------
 Total assets                                                                            1,523,079,929

-------------------------------------------------------------------------------------------------------
 Liabilities

 Unrealized depreciation on foreign currency contracts                                       7,609,777
-------------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Shares of beneficial interest redeemed                                                      2,948,002
 Distribution and service plan fees                                                            991,364
 Shareholder reports                                                                           551,522
 Transfer and shareholder servicing agent fees                                                 470,013
 Trustees' compensation                                                                        366,743
 Other                                                                                          97,850
                                                                                       ----------------
 Total liabilities                                                                          13,035,271


-------------------------------------------------------------------------------------------------------
 Net Assets                                                                            $ 1,510,044,658
                                                                                       ================


-------------------------------------------------------------------------------------------------------
 Composition of Net Assets

 Par value of shares of beneficial interest                                            $       103,176
-------------------------------------------------------------------------------------------------------
 Additional paid-in capital                                                              2,885,319,775
-------------------------------------------------------------------------------------------------------
 Overdistributed net investment income                                                     (10,967,175)
-------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investments and foreign currency transactions           (398,199,162)
-------------------------------------------------------------------------------------------------------
 Net unrealized depreciation on investments and translation of assets and liabilities
 denominated in foreign currencies                                                        (966,211,956)
                                                                                       ----------------
 Net Assets                                                                            $ 1,510,044,658
                                                                                       ================


                   12 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

--------------------------------------------------------------------------------
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $792,514,215 and 53,594,479 shares of beneficial interest outstanding)   $14.79
 Maximum offering price per share (net asset value plus sales charge of
 5.75% of offering price)                                                 $15.69
--------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $471,287,082 and 32,581,415 shares of beneficial interest
 outstanding)                                                             $14.46
--------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $228,132,136 and 15,767,033 shares of beneficial interest
 outstanding)                                                             $14.47
--------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $13,384,242 and 912,646 shares of beneficial interest
 outstanding)                                                             $14.67
--------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share
 (based on net assets of $4,726,983 and 320,245 shares of beneficial
 interest outstanding)                                                    $14.76



 See accompanying Notes to Financial Statements.


                   13 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

 STATEMENT OF OPERATIONS  Unaudited

 For the Six Months Ended March 31, 2003

------------------------------------------------------------------------------------------------
 Investment Income
 Dividends:
 Unaffiliated companies (net of foreign withholding taxes of $576,877)$               5,000,025
 Affiliated companies (net of foreign withholding taxes of $121,755)                  1,095,799
------------------------------------------------------------------------------------------------
 Interest                                                                               735,841
                                                                                  --------------
 Total investment income                                                              6,831,665

------------------------------------------------------------------------------------------------
 Expenses
 Management fees                                                                      6,252,281
------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                              1,085,959
 Class B                                                                              2,666,447
 Class C                                                                              1,294,747
 Class N                                                                                 31,466
------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                              1,385,099
 Class B                                                                              1,181,903
 Class C                                                                                428,627
 Class N                                                                                 15,907
 Class Y                                                                                    987
------------------------------------------------------------------------------------------------
 Shareholder reports                                                                    616,158
------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                            101,187
------------------------------------------------------------------------------------------------
 Other                                                                                   50,290
                                                                                  --------------
 Total expenses                                                                      15,111,058
 Less reduction to custodian expenses                                                    (2,582)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class A        (64,738)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class B       (397,068)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class C        (12,953)
                                                                                  --------------
 Net expenses                                                                        14,633,717


------------------------------------------------------------------------------------------------
 Net Investment Loss                                                                 (7,802,052)


------------------------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)
 Net realized gain (loss) on:
   Unaffiliated companies                                                           (25,175,810)
   Affiliated companies                                                            (208,193,464)
 Foreign currency transactions                                                       (1,269,212)
 Net increase from payments by affiliates                                                15,243
                                                                                  --------------
 Net realized loss                                                                 (234,623,243)
------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation on:
 Investments                                                                        183,738,176
 Translation of assets and liabilities denominated in foreign currencies             52,607,687
                                                                                  --------------
 Net change                                                                         236,345,863
                                                                                  --------------
 Net realized and unrealized gain                                                     1,722,620


------------------------------------------------------------------------------------------------
 Net Decrease in Net Assets Resulting from Operations                             $  (6,079,432)
                                                                                  ==============

 See accompanying Notes to Financial Statements.

                   14 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                              Six Months               Year
                                                                                                   Ended              Ended
                                                                                          March 31, 2003      September 30,
                                                                                             (Unaudited)               2002
----------------------------------------------------------------------------------------------------------------------------
 Operations
 Net investment loss                                                                     $    (7,802,052)   $   (12,288,255)
----------------------------------------------------------------------------------------------------------------------------
 Net realized loss                                                                          (234,623,243)       (49,321,729)
----------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)                                        236,345,863       (270,803,681)
                                                                                         -----------------------------------
 Net decrease in net assets resulting from operations                                         (6,079,432)      (332,413,665)

----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                                                     (12,916,177)        (1,112,438)
 Class B                                                                                      (2,526,508)                --
 Class C                                                                                      (1,407,368)                --
 Class N                                                                                        (182,980)           (20,494)
 Class Y                                                                                         (97,253)           (29,272)
----------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                                                              --         (1,125,488)
 Class B                                                                                              --           (721,322)
 Class C                                                                                              --           (338,744)
 Class N                                                                                              --             (4,116)
 Class Y                                                                                              --             (4,486)

----------------------------------------------------------------------------------------------------------------------------
 Beneficial Interest Transactions

 Net increase (decrease) in net assets resulting from beneficial interest transactions:
 Class A                                                                                     (57,916,491)       (22,763,208)
 Class B                                                                                     (46,066,924)       (46,784,493)
 Class C                                                                                     (22,746,112)       (12,049,522)
 Class N                                                                                       3,329,754         12,116,547
 Class Y                                                                                         761,742            908,586

----------------------------------------------------------------------------------------------------------------------------
 Net Assets

 Total decrease                                                                             (145,847,749)      (404,342,115)
----------------------------------------------------------------------------------------------------------------------------
 Beginning of period                                                                       1,655,892,407      2,060,234,522
                                                                                         -----------------------------------
 End of period [including undistributed (overdistributed) net
 investment income of $(10,967,175) and $13,965,163, respectively]                       $ 1,510,044,658    $ 1,655,892,407
                                                                                         ===================================


 See accompanying Notes to Financial Statements.


                   15 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                        Six Months                                                                 Year
                                             Ended                                                                Ended
                                    March 31, 2003                                                            Sept. 30,
 Class A                               (Unaudited)             2002           2001        2000        1999         1998
--------------------------------------------------------------------------------------------------------------------------
  Per Share Operating Data
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period      $ 15.06          $ 17.96        $ 30.02     $ 23.37     $ 16.03      $ 19.36
--------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                 (.03)            (.03)           .08         .11         .41          .29
 Net realized and unrealized gain (loss)      (.01)           (2.83)        (11.28)       8.19        9.64        (1.90)
                                          --------------------------------------------------------------------------------
 Total from investment operations             (.04)           (2.86)        (11.20)       8.30       10.05        (1.61)
--------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to
 shareholders:
 Dividends from net investment income         (.23)            (.02)          (.05)       (.33)       (.15)        (.63)
 Dividends in excess of net
 investment income                              --               --             --          --          --         (.02)
 Distributions from net realized gain           --             (.02)          (.81)      (1.32)      (2.56)       (1.07)
                                          --------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                              (.23)            (.04)          (.86)      (1.65)      (2.71)       (1.72)
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period             $14.79           $15.06         $17.96      $30.02      $23.37       $16.03
                                          ================================================================================

--------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1          (0.50)%         (16.01)%       (38.30)%     36.54%      70.06%      (8.77)%
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period (in thousands) $792,514         $865,444     $1,061,527  $1,566,609    $482,481     $212,765
--------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)        $892,702       $1,209,791     $1,444,832  $1,159,085    $309,772     $216,009
--------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income (loss)                (0.56)%          (0.17)%         0.38%       0.72%       2.51%        1.62%
 Expenses                                     1.38%            1.40%          1.22%       1.20%       1.33%        1.36% 3
 Expenses, net of voluntary waiver
 of transfer agent fees and/or reduction
 to custodian expenses                        1.37%            1.40%          1.22%       1.20%       1.33%        1.36%
--------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                        19%              39%            53%         48%         98%         117%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


                   16 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

                                             Six Months                                                              Year
                                                  Ended                                                             Ended
                                         March 31, 2003                                                         Sept. 30,
 Class B                                    (Unaudited)          2002          2001         2000         1999        1998
---------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period           $ 14.66       $ 17.60       $ 29.59      $ 23.15      $ 15.95     $ 19.27
---------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                      (.12)         (.20)         (.08)        (.02)         .29         .23
 Net realized and unrealized gain (loss)           (.01)        (2.72)       (11.10)        8.02         9.55       (1.96)
                                                 --------------------------------------------------------------------------
 Total from investment operations                  (.13)        (2.92)       (11.18)        8.00         9.84       (1.73)
---------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income              (.07)           --            --         (.24)        (.08)       (.51)
 Dividends in excess of net
 investment income                                   --            --            --           --           --        (.01)
 Distributions from net realized gain                --          (.02)         (.81)       (1.32)       (2.56)      (1.07)
                                                 --------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                   (.07)         (.02)         (.81)       (1.56)       (2.64)      (1.59)
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                  $14.46        $14.66        $17.60       $29.59       $23.15      $15.95
                                                 ==========================================================================

---------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1               (0.94)%      (16.63)%      (38.74)%      35.48%       68.80%      (9.42)%


---------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)      $471,287      $522,255      $674,707   $1,013,614     $235,032     $81,866
---------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)             $534,472      $747,894      $922,355   $  711,304     $134,974     $63,012
---------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income (loss)                     (1.32)%       (0.92)%       (0.37)%      (0.05)%       1.76%       1.42%
 Expenses                                          2.27%         2.16%         1.97%        1.97%        2.08%       2.11% 3
 Expenses, net of voluntary waiver
 of transfer agent fees and/or reduction
 to custodian expenses                             2.12%         2.16%         1.97%        1.97%        2.08%       2.11%
---------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                             19%           39%           53%          48%          98%        117%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


                   17 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS  Continued

                                                Six Months                                                               Year
                                                     Ended                                                              Ended
                                            March 31, 2003                                                          Sept. 30,
 Class C                                       (Unaudited)            2002        2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period              $ 14.67         $ 17.61     $ 29.61      $ 23.15      $ 15.95      $ 19.26
------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                         (.12)           (.19)       (.09)        (.07)         .29          .17
 Net realized and unrealized gain (loss)                -- 1         (2.73)     (11.10)        8.07         9.55        (1.91)
                                                   ---------------------------------------------------------------------------
 Total from investment operations                     (.12)          (2.92)     (11.19)        8.00         9.84        (1.74)
------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                 (.08)             --          --         (.22)        (.08)        (.48)
 Dividends in excess of net
 investment income                                      --              --          --           --           --         (.02)
 Distributions from net realized gain                   --            (.02)       (.81)       (1.32)       (2.56)       (1.07)
                                                   ---------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                      (.08)           (.02)       (.81)       (1.54)       (2.64)       (1.57)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $14.47          $14.67      $17.61       $29.61       $23.15       $15.95
                                                   ===========================================================================

------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                  (0.88)%        (16.62)%    (38.75)%      35.49%       68.79%       (9.43)%


------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)         $228,132        $253,560    $318,082     $494,774     $157,362      $70,822
------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $259,519        $356,480    $446,283     $377,158     $104,560      $65,502
------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income (loss)                        (1.34)%         (0.90)%     (0.36)%      (0.05)%       1.76%        0.86%
 Expenses                                             2.16%           2.13%       1.97%        1.98%        2.08%        2.12% 4
 Expenses, net of voluntary waiver
 of transfer agent fees and/or reduction
 to custodian expenses                                2.15%           2.13%       1.97%        1.98%        2.08%        2.12%
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                19%             39%         53%          48%          98%         117%


1. Less than $0.005 per share.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


                   18 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

                                                                 Six Months                    Year
                                                                      Ended                   Ended
                                                             March 31, 2003               Sept. 30,
 Class N                                                        (Unaudited)       2002       2001 1
------------------------------------------------------------------------------------------------------
 Per Share Operating Data
------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                              $ 14.96     $ 17.94      $ 25.19
------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                                  (.02)       (.06)        (.06)
 Net realized and unrealized loss                                     (.03)      (2.81)       (7.19)
                                                                  ------------------------------------
 Total from investment operations                                     (.05)      (2.87)       (7.25)
------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                 (.24)       (.09)          --
 Dividends in excess of net investment income                           --          --           --
 Distributions from net realized gain                                   --        (.02)          --
                                                                  ------------------------------------
 Total dividends and/or distributions
 to shareholders                                                      (.24)       (.11)          --
------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                     $14.67      $14.96       $17.94
                                                                  ====================================

------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                                  (0.59)%    (16.19)%     (28.78)%


------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                          $13,384     $10,490       $1,704
------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                 $12,637     $ 8,179       $  407
------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                                 (0.73)%     (1.33)%      (2.44)%
 Expenses                                                             1.58%       1.61%        1.58%
------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                19%         39%          53%

1. For the period from March 1, 2001 (inception of offering) to September 30, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


                   19 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

                                                                Six Months                     Year
                                                                     Ended                    Ended
                                                            March 31, 2003                Sept. 30,
 Class  Y                                                      (Unaudited)        2002       2001 1
------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                              $ 15.09     $ 17.99      $ 28.40
------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                          .02         .09         (.05)
 Net realized and unrealized loss                                     (.01)      (2.85)      (10.36)
                                                                   -----------------------------------
 Total from investment operations                                      .01       (2.76)      (10.41)
------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                 (.34)       (.12)          --
 Dividends in excess of net investment income                           --          --           --
 Distributions from net realized gain                                   --        (.02)          --
                                                                   -----------------------------------
 Total dividends and/or distributions
 to shareholders                                                      (.34)       (.14)          --
------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                     $14.76      $15.09       $17.99
                                                                   ===================================

------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                                  (0.26)%    (15.58)%     (36.66)%


------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                           $4,727      $4,144       $4,215
------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                  $4,772      $5,231       $1,240
------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income (loss)                                         0.03%       0.34%       (1.52)%
 Expenses                                                             0.87%       0.88%        1.08%
------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                19%         39%          53%


1. For the period from February 1, 2001 (inception of offering) to September 30, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


                   20 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited


--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer Global Growth & Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation consistent with preservation of principal, while providing current income. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.



                   21 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued



--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
 Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.
    As of March 31, 2003, the Fund had available for federal income tax purposes an estimated unused capital loss carryforward of $352,278,316. This estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules for the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the period, the Fund used $0 of carryforward to offset capital gains realized.

 As of September 30, 2002, the Fund had available for federal income tax purposes an unused capital loss carryforward as follows:

                                Expiring
                                ----------------------
                                2010       $83,673,627

--------------------------------------------------------------------------------
 Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended March 31, 2003, the Fund's projected benefit obligations were decreased by $56,695 and payments of $10,358 were made to retired trustees, resulting in an accumulated liability of $345,459 as of March 31, 2003.



                   22 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is invested by the Fund in the fund(s) selected by the trustee. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

 The tax character of distributions paid during the six months ended March 31, 2003 and the year ended September 30, 2002 was as follows:

                                      Six Months Ended          Year Ended
                                        March 31, 2003  September 30, 2002
                 ---------------------------------------------------------
                 Distributions paid from:
                 Ordinary income          $ 17,130,286          $3,356,360
                 Long-term capital gain             --                  --
                 Return of capital                  --                  --
                                          --------------------------------
                 Total                    $ 17,130,286          $3,356,360
                                          ================================

--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



                   23 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued



--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                      Six Months Ended March 31, 2003       Year Ended September 30, 2002
                                Shares         Amount              Shares          Amount
--------------------------------------------------------------------------------------------
 Class A
 Sold                        4,925,025  $  79,431,579          15,126,532   $ 310,388,550
 Dividends and/or
 distributions reinvested      678,298     11,870,220              92,582       2,049,812
 Redeemed                   (9,477,540)  (149,218,290)        (16,862,834)   (335,201,570)
                            ----------------------------------------------------------------
 Net decrease               (3,874,217) $ (57,916,491)         (1,643,720)  $ (22,763,208)
                            ================================================================

--------------------------------------------------------------------------------------------
 Class B
 Sold                        1,789,978  $  28,132,420           6,644,755   $ 133,360,938
 Dividends and/or
 distributions reinvested      131,898      2,262,064              29,486         639,282
 Redeemed                   (4,972,600)   (76,461,408)         (9,382,021)   (180,784,713)
                            ----------------------------------------------------------------
 Net decrease               (3,050,724) $ (46,066,924)         (2,707,780)  $ (46,784,493)
                            ================================================================

--------------------------------------------------------------------------------------------
 Class C
 Sold                        1,156,757  $  18,135,305           4,021,058   $  80,542,780
 Dividends and/or
 distributions reinvested       69,591      1,194,189              13,064         283,492
 Redeemed                   (2,741,066)   (42,075,606)         (4,815,409)    (92,875,794)
                            ----------------------------------------------------------------
 Net decrease               (1,514,718) $ (22,746,112)           (781,287)  $ (12,049,522)
                            ================================================================

--------------------------------------------------------------------------------------------
 Class N
 Sold                          319,037  $   5,021,666           1,032,576   $  21,261,150
 Dividends and/or
 distributions reinvested       10,164        176,447               1,116          24,605
 Redeemed                     (117,768)    (1,868,359)           (427,482)     (9,169,208)
                            ----------------------------------------------------------------
 Net increase                  211,433  $   3,329,754             606,210   $  12,116,547
                            ================================================================

--------------------------------------------------------------------------------------------
 Class Y
 Sold                           91,370  $   1,469,584             122,435   $   2,563,443
 Dividends and/or
 distributions reinvested        5,575         97,241               1,528          33,752
 Redeemed                      (51,298)      (805,083)            (83,698)     (1,688,609)
                            ----------------------------------------------------------------
 Net increase                   45,647  $     761,742              40,265   $     908,586
                            ================================================================


--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended March 31, 2003, were $305,181,885 and $452,418,462, respectively.



                   24 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% of the first $250 million of average annual net assets of the Fund, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion, 0.67% of the next $1.5 billion and 0.65% of average annual net asset in excess of $3.5 billion.
    For the six months ended March 31, 2003, the Manager voluntarily reimbursed the Fund in the amount of $15,243 for an error in the calculation of the Fund's net asset value per share.
--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.
    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average annual net assets for all classes. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                       Aggregate             Class A        Concessions       Concessions      Concessions        Concessions
                       Front-End           Front-End         on Class A        on Class B       on Class C         on Class N
                   Sales Charges       Sales Charges             Shares            Shares           Shares             Shares
 Six Months           on Class A         Retained by        Advanced by       Advanced by      Advanced by        Advanced by
 Ended                    Shares         Distributor      Distributor 1     Distributor 1    Distributor 1      Distributor 1
------------------------------------------------------------------------------------------------------------------------------
 March 31, 2003         $712,791            $206,042            $81,208          $817,032         $126,333            $38,664

 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                               Class A       Class B        Class C        Class N
                            Contingent    Contingent     Contingent     Contingent
                              Deferred      Deferred       Deferred       Deferred
                         Sales Charges Sales Charges  Sales Charges  Sales Charges
                           Retained by   Retained by    Retained by    Retained by
 Six Months Ended          Distributor   Distributor    Distributor    Distributor
------------------------------------------------------------------------------------
 March 31, 2003                 $8,044    $1,240,239        $29,783        $94,280


                   25 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued



--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates Continued
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the six months ended March 31, 2003, payments under the Class A Plan totaled $1,085,959, all of which were paid by the Distributor to recipients, and included $49,292 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the six months ended March 31, 2003, were as follows:

                                                                                   Distributor's
                                                                 Distributor's         Aggregate
                                                                     Aggregate      Unreimbursed
                                                                  Unreimbursed     Expenses as %
                        Total Payments       Amount Retained          Expenses     of Net Assets
                            Under Plan        by Distributor        Under Plan          of Class
-------------------------------------------------------------------------------------------------
 Class B Plan               $2,666,447            $2,059,723       $24,347,779             5.17%
 Class C Plan                1,294,747               213,527         5,360,169             2.35
 Class N Plan                   31,466                27,044           181,936             1.36


--------------------------------------------------------------------------------
 5. Foreign Currency Contracts
 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
    The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.


                   26 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

 As of March 31, 2003, the Fund had outstanding foreign currency contracts as follows:

                                                    Contract
                                  Expiration          Amount       Valuation as of         Unrealized
 Contract Description                  Dates          (000s)        March 31, 2003       Depreciation
-------------------------------------------------------------------------------------------------------
 Contracts to Sell
 Euro [EUR]                          9/15/03        200,000EUR        $216,992,482        $ 1,109,982
 Japanese Yen [JPY]                   5/1/03     24,459,900JPY         206,499,795          6,499,795
                                                                                          -------------
 Total Unrealized Depreciation                                                            $ 7,609,777
                                                                                          =============

--------------------------------------------------------------------------------
 6. Illiquid or Restricted Securities
 As of March 31, 2003, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of March 31, 2003 was $23,211,304, which represents 1.54% of the Fund's net assets, of which $728,000 is considered restricted. Information concerning restricted securities is as follows:

                                 Acquisition                         Valuation as of           Unrealized
 Security                               Date                  Cost    March 31, 2003         Depreciation
---------------------------------------------------------------------------------------------------------
 Stocks and/or Warrants
 Neurogen Corp.                      6/26/00            $5,000,000          $728,000           $4,272,000

--------------------------------------------------------------------------------
 7. Borrowing and Lending Arrangements
 Bank Borrowings. The Fund has the ability to borrow from banks for temporary or emergency purposes. Asset coverage for borrowings must be at least 300%. The Fund and other Oppenheimer funds participated in a $400 million unsecured line of credit from a bank, for liquidity purposes. Under that line of credit, each fund was charged interest on its borrowings at a rate equal to the Federal Funds rate plus 0.45%. The Fund paid a commitment fee on its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum. The credit facility was terminated on November 12, 2002, when the Fund entered into the interfund borrowing and lending arrangements described below.
    The Fund had no outstanding borrowings under the credit facility through November 12, 2002.

                   27 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

--------------------------------------------------------------------------------
 7. Borrowing and Lending Arrangements Continued
 Interfund Borrowing and Lending Arrangements. Commencing November 12, 2002, the Fund entered into an "interfund borrowing and lending arrangement" with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. Under the arrangement the Fund may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Fund's Board of Trustees, based upon a recommendation by the investment manager. The Fund's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Fund borrows money, there is a risk that the loan could be called on one day's notice, in which case the Fund might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Fund lends money to another fund, it will be subject to the risk that the other fund might not repay the loan in a timely manner, or at all.
    The Fund had no interfund borrowings or loans outstanding during the six months ended or at March 31, 2003.


--------------------------------------------------------------------------------
 8. Subsequent Event
 Effective June 1, 2003, the Fund will change its name to Oppenheimer Global Opportunities Fund.


                   28 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

OPPENHEIMER GLOBAL OPPORTUNITIES FUND



--------------------------------------------------------------------------------
 Trustees and Officers     Clayton K. Yeutter, Chairman and Trustee
                           Donald W. Spiro, Vice Chairman and Trustee
                           John V. Murphy, President and Trustee
                           Robert G. Galli, Trustee
                           Phillip A. Griffiths, Trustee
                           Benjamin Lipstein, Trustee
                           Joel W. Motley, Trustee
                           Elizabeth B. Moynihan, Trustee
                           Kenneth A. Randall, Trustee
                           Edward V. Regan, Trustee
                           Russell S. Reynolds, Jr., Trustee
                           Frank V. Jennings, Vice President
                           Robert G. Zack, Secretary
                           Brian W. Wixted, Treasurer

--------------------------------------------------------------------------------
 Investment Advisor        OppenheimerFunds, Inc.


--------------------------------------------------------------------------------
 Distributor               OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
 Transfer and Shareholder  OppenheimerFunds Services
 Servicing Agent

--------------------------------------------------------------------------------
 Independent Auditors      KPMG LLP

--------------------------------------------------------------------------------
 Legal Counsel             Mayer Brown Rowe & Maw

                           The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.


         (C)Copyright 2003 OppenheimerFunds, Inc. All rights reserved.

                   29 | OPPENHEIMER GLOBAL OPPORTUNITIES FUND

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RS0215.001.0303            May 30, 2003